Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
April, 1999
Payment: May 17, 1999

              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                                 Distribution Date: May 17, 1999

                                                                                          Per $1,000
Securitized Net Interest Margin Certificates                                               Original
--------------------------------------------                                              ----------
1.   Amount Available                                                     562,734.65
                                                                      --------------
Interest

2.   Aggregate Interest                                                   151,556.88       1.64022597
                                                                      --------------      -----------

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                                     151,556.88
                                                                      --------------
Principal

6.   Current month's principal distribution                               411,177.77       4.44997587
                                                                      --------------      -----------

7.   Remaining outstanding principal balance                           22,756,752.39      246.2851990
                                                                      --------------      -----------
     Pool Factor                                                          0.24628520
                                                                      --------------

8.   Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
     immediately preceding Distribution Date                          425,825,606.84**
                                                                      --------------
9.   Aggregate principal balance of loans
     refinanced by Green Tree Financial                                 2,068,859.04
                                                                      --------------

10.  Weighted average CPR                                                     15.16%
                                                                      --------------

11.  Weighted average CDR                                                      1.96%
                                                                      --------------

12.  Annualized net loss percentage                                            1.23%
                                                                      --------------


13.  Delinquency             30-59 day                                         0.95%
                                                                      --------------
                             60-89 day                                         0.29%
                                                                      --------------
                             90+ day                                           0.46%
                                                                      --------------
                             Total 30+                                         1.70%
                                                                      --------------


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 3/15/99.

Green Tree Financial
Net Interest Margin Trust 1994-B
April, 1999
Payment: May 17, 1999


                                               Fee Assets
                          ---------------------------------------------------
                               Guarantee          Inside         Fee Asset
                                  Fees             Refi            Total
                          ---------------------------------------------------

GTFC 1994-1                   133,620.97        45,852.08       179,473.05
GTFC 1994-2                         0.00             0.00             0.00
GTFC 1994-3                         0.00             0.00             0.00
GTFC 1994-4                         0.00             0.00             0.00
                          -------------------------------------------------

                              133,620.97        45,852.08       179,473.05

Total amount of Guarantee Fees and
     Inside Refinance Payments                                  179,473.05

Subordinated Servicing Fees                                     260,988.07

Payment on Finance 1 Note                                       440,461.12

Allocable to Interest (current)                                   4,151.65

Allocable to accrued but unpaid Interest                              0.00

Accrued and unpaid Trustee Fees                                       0.00

Allocable to Principal                                          436,309.47

Finance 1 Note Principal Balance                                198,337.59

Green Tree Financial
Net Interest Margin Trust 1994-B
April, 1999
Payment: May 17, 1999





                                                  Inside
                                      Residual     Refi           Total
                          ------------------------------------------------

GTFC 1994-1                               0.00        0.00           0.00
GTFC 1994-2                               0.00   30,348.11      30,348.11
GTFC 1994-3                          18,227.38   20,248.19      38,475.57
GTFC 1994-4                          24,235.16   29,214.69      53,449.85
                          ------------------------------------------------

                                     42,462.54   79,810.99     122,273.53

                          Total Residual and Inside
                              Refinance Payments               122,273.53